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                                                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated February 16, 1999, with respect to the financial statements of Ribozyme Pharmaceuticals, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission, in the Registration Statement (Form S-8) pertaining to the 1996 Stock Option Plan.

                                       /s/ Ernest & Young L.L.P.

Denver, Colorado
October 13, 1999